Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2022

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 182-187 and pages 188-190 respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30,
2022.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change					2022 Change
SELECTED INCOME STATEMENT DATA	3Q22		2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022		2021	2021
Reported Basis
Total net revenue	$32,716		$30,715	$30,717	$29,257	$29,647	7%	10%	$94,148		$92,392	2%
Total noninterest expense	19,178		18,749	19,191	17,888	17,063	2	12	57,118		53,455	7
Pre-provision profit (a)	13,538		11,966	11,526	11,369	12,584	13	8	37,030		38,937	(5)
Provision for credit losses	1,537		1,101	1,463	(1,288)	(1,527)	40	NM	4,101		(7,968)	NM
NET INCOME	9,737		8,649	8,282	10,399	11,687	13	(17)	26,668		37,935	(30)

Managed Basis (b)
Total net revenue	33,491		31,630	31,590	30,349	30,441	6	10	96,711		94,955	2
Total noninterest expense	19,178		18,749	19,191	17,888	17,063	2	12	57,118		53,455	7
Pre-provision profit (a)	14,313		12,881	12,399	12,461	13,378	11	7	39,593		41,500	(5)
Provision for credit losses	1,537		1,101	1,463	(1,288)	(1,527)	40	NM	4,101		(7,968)	NM
NET INCOME	9,737		8,649	8,282	10,399	11,687	13	(17)	26,668		37,935	(30)

EARNINGS PER SHARE DATA
Net income: Basic	$3.13		$2.77	$2.64	$3.33	$3.74	13	(16)	$8.53		$12.05	(29)
Diluted	3.12		2.76	2.63	3.33	3.74	13	(17)	8.51		12.02	(29)
Average shares: Basic	2,961.2		2,962.2	2,977.0	2,977.3	2,999.9	—	(1)	2,966.8		3,036.4	(2)
Diluted	2,965.4		2,966.3	2,981.0	2,981.8	3,005.1	—	(1)	2,970.9		3,041.7	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$306,520		$330,237	$400,379	$466,206	$483,748	(7)	(37)	$306,520		$483,748	(37)
Common shares at period-end	2,933.2		2,932.6	2,937.1	2,944.1	2,955.3	—	(1)	2,933.2		2,955.3	(1)
Book value per share	87.00		86.38	86.16	88.07	86.36	1	1	87.00		86.36	1
Tangible book value per share (“TBVPS”) (a)	69.90		69.53	69.58	71.53	69.87	1	—	69.90		69.87	—
Cash dividends declared per share	1.00		1.00	1.00	1.00	1.00	—	—	3.00		2.80	7

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	15%		13%	13%	16%	18%			14%		20%
Return on tangible common equity (“ROTCE”) (a)	18		17	16	19	22			17		24
Return on assets	1.01		0.89	0.86	1.08	1.24			0.92		1.37

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio	12.5%	(e)	12.2%	11.9%	13.1%	12.9%			12.5%	(e)	12.9%
Tier 1 capital ratio	14.1	(e)	14.1	13.7	15.0	15.0			14.1	(e)	15.0
Total capital ratio	15.9	(e)	15.7	15.4	16.8	16.9			15.9	(e)	16.9
Tier 1 leverage ratio	6.2	(e)	6.2	6.2	6.5	6.6			6.2	(e)	6.6
Supplementary leverage ratio (“SLR”)	5.3	(e)	5.3	5.2	5.4	5.5			5.3	(e)	5.5

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Quarterly ratios are based upon annualized amounts.
(d)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of September 30, 2022, June 30, 2022 and March 31, 2022, CET1 capital reflected the remaining $2.2 billion CECL benefit. For the periods ended December 31, 2021 and September 30, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion and $3.3 billion, respectively. Refer to Capital Risk Management on pages 44-49 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, and pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(e)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21		3Q21		2Q22	3Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,773,884	$3,841,314	$3,954,687	$3,743,567		$3,757,576		(2)%	—%	$3,773,884	$3,757,576	—%
Loans:
Consumer, excluding credit card loans	313,796	317,212	312,489	323,306		328,164		(1)	(4)	313,796	328,164	(4)
Credit card loans	170,462	165,494	152,283	154,296		143,166		3	19	170,462	143,166	19
Wholesale loans	628,375	621,449	608,513	600,112		573,285		1	10	628,375	573,285	10
Total Loans	1,112,633	1,104,155	1,073,285	1,077,714		1,044,615		1	7	1,112,633	1,044,615	7

Deposits:
U.S. offices:
Noninterest-bearing	688,292	714,478	721,401	711,525	(d)	686,457	(d)	(4)	—	688,292	686,457	—
Interest-bearing	1,304,012	1,343,802	1,412,589	1,359,932	(d)	1,314,073	(d)	(3)	(1)	1,304,012	1,314,073	(1)
Non-U.S. offices:
Noninterest-bearing	26,629	26,983	27,542	26,229		28,589		(1)	(7)	26,629	28,589	(7)
Interest-bearing	389,682	386,281	399,675	364,617		373,234		1	4	389,682	373,234	4
Total deposits	2,408,615	2,471,544	2,561,207	2,462,303		2,402,353		(3)	—	2,408,615	2,402,353	—

Long-term debt	287,473	288,212	293,239	301,005		298,465		—	(4)	287,473	298,465	(4)
Common stockholders’ equity	255,180	253,305	253,061	259,289		255,203		1	—	255,180	255,203	—
Total stockholders’ equity	288,018	286,143	285,899	294,127		290,041		1	(1)	288,018	290,041	(1)

Loans-to-deposits ratio	46%	45%	42%	44%		43%				46%	43%

Headcount	288,474	278,494	273,948	271,025		265,790		4	9	288,474	265,790	9

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$54	$54	$63	$37		$36	(d)	—	50

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$14,331	$12,614	$12,229	$12,275		$12,521		14	14	$39,174	$37,798	4
Corporate & Investment Bank	11,875	11,947	13,529	11,534		12,396		(1)	(4)	37,351	40,215	(7)
Commercial Banking	3,048	2,683	2,398	2,612		2,520		14	21	8,129	7,396	10
Asset & Wealth Management	4,539	4,306	4,315	4,473		4,300		5	6	13,160	12,484	5
Corporate	(302)	80	(881)	(545)		(1,296)		NM	77	(1,103)	(2,938)	62
TOTAL NET REVENUE	$33,491	$31,630	$31,590	$30,349		$30,441		6	10	$96,711	$94,955	2

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking (c)	$4,334	$3,100	$2,895	$4,147		$4,351		40	—	$10,329	$16,783	(38)
Corporate & Investment Bank (c)	3,532	3,725	4,385	4,543		5,647		(5)	(37)	11,642	16,591	(30)
Commercial Banking (c)	946	994	850	1,234		1,409		(5)	(33)	2,790	4,012	(30)
Asset & Wealth Management (c)	1,219	1,004	1,008	1,125		1,196		21	2	3,231	3,612	(11)
Corporate (c)	(294)	(174)	(856)	(650)		(916)		(69)	68	(1,324)	(3,063)	57
NET INCOME	$9,737	$8,649	$8,282	$10,399		$11,687		13	(17)	$26,668	$37,935	(30)

(a)Refer to Corporate & Investment Bank credit portfolio VaR on page 17 for a further discussion of VaR.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
REVENUE	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
Investment banking fees	$1,674	$1,586	$2,008	$3,494	$3,282	6%	(49)%	$5,268	$9,722	(46)%
Principal transactions	5,383	4,990	5,105	2,182	3,546	8	52	15,478	14,122	10
Lending- and deposit-related fees	1,731	1,873	1,839	1,784	1,801	(8)	(4)	5,443	5,248	4
Asset management, administration and commissions	5,069	5,240	5,362	5,549	5,257	(3)	(4)	15,671	15,480	1
Investment securities gains/(losses)	(959)	(153)	(394)	52	(256)	NM	(275)	(1,506)	(397)	(279)
Mortgage fees and related income	314	378	460	315	600	(17)	(48)	1,152	1,855	(38)
Card income	1,086	1,133	975	1,100	1,005	(4)	8	3,194	4,002	(20)
Other income	900	540	1,490	1,180	1,332	67	(32)	2,930	3,650	(20)
Noninterest revenue	15,198	15,587	16,845	15,656	16,567	(2)	(8)	47,630	53,682	(11)
Interest income	25,611	18,646	15,496	15,019	14,480	37	77	59,753	42,845	39
Interest expense	8,093	3,518	1,624	1,418	1,400	130	478	13,235	4,135	220
Net interest income	17,518	15,128	13,872	13,601	13,080	16	34	46,518	38,710	20
TOTAL NET REVENUE	32,716	30,715	30,717	29,257	29,647	7	10	94,148	92,392	2

Provision for credit losses	1,537	1,101	1,463	(1,288)	(1,527)	40	NM	4,101	(7,968)	NM

NONINTEREST EXPENSE
Compensation expense	10,539	10,301	10,787	9,065	9,087	2	16	31,627	29,502	7
Occupancy expense	1,162	1,129	1,134	1,202	1,109	3	5	3,425	3,314	3
Technology, communications and equipment expense	2,366	2,376	2,360	2,461	2,473	—	(4)	7,102	7,480	(5)
Professional and outside services	2,481	2,469	2,572	2,703	2,523	—	(2)	7,522	7,111	6
Marketing	1,017	881	920	947	712	15	43	2,818	2,089	35
Other expense (a)	1,613	1,593	1,418	1,510	1,159	1	39	4,624	3,959	17
TOTAL NONINTEREST EXPENSE	19,178	18,749	19,191	17,888	17,063	2	12	57,118	53,455	7
Income before income tax expense	12,001	10,865	10,063	12,657	14,111	10	(15)	32,929	46,905	(30)
Income tax expense	2,264	2,216	1,781	2,258	2,424	2	(7)	6,261	8,970	(30)
NET INCOME	$9,737	$8,649	$8,282	$10,399	$11,687	13	(17)	$26,668	$37,935	(30)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$3.13	$2.77	$2.64	$3.33	$3.74	13	(16)	$8.53	$12.05	(29)
Diluted earnings per share	3.12	2.76	2.63	3.33	3.74	13	(17)	8.51	12.02	(29)

FINANCIAL RATIOS
Return on common equity (b)	15%	13%	13%	16%	18%			14%	20%
Return on tangible common equity (b)(c)	18	17	16	19	22			17	24
Return on assets (b)	1.01	0.89	0.86	1.08	1.24			0.92	1.37
Effective income tax rate	18.9	20.4	17.7	17.8	17.2			19.0	19.1
Overhead ratio	59	61	62	61	58			61	58

(a)Included Firmwide legal expense of $47 million, $73 million, $119 million, $137 million and $76 million for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $239 million and $289 million for the nine months ended September 30, 2022 and September 30, 2021, respectively.
(b)Quarterly ratios are based upon annualized amounts.
(c)Refer to page 28 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Sep 30, 2022
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2022	2022	2022	2021	2021	2022	2021
ASSETS
Cash and due from banks	$24,654	$27,215	$26,165	$26,438	$25,857	(9)%	(5)%
Deposits with banks	619,533	642,045	728,367	714,396	734,012	(4)	(16)
Federal funds sold and securities purchased under
resale agreements	301,878	322,156	301,875	261,698	282,161	(6)	7
Securities borrowed	193,216	202,393	224,852	206,071	202,987	(5)	(5)
Trading assets:
Debt and equity instruments	413,953	384,260	437,892	376,494	447,993	8	(8)
Derivative receivables	92,534	81,317	73,636	57,081	67,908	14	36
Available-for-sale (“AFS”) securities	188,140	222,069	312,875	308,525	251,590	(15)	(25)
Held-to-maturity (”HTM”) securities, net of allowance for credit losses	430,106	441,649	366,585	363,707	343,542	(3)	25
Investment securities, net of allowance for credit losses	618,246	663,718	679,460	672,232	595,132	(7)	4
Loans	1,112,633	1,104,155	1,073,285	1,077,714	1,044,615	1	7
Less: Allowance for loan losses	18,185	17,750	17,192	16,386	18,150	2	—
Loans, net of allowance for loan losses	1,094,448	1,086,405	1,056,093	1,061,328	1,026,465	1	7
Accrued interest and accounts receivable	143,905	145,442	152,207	102,570	116,395	(1)	24
Premises and equipment	27,199	26,770	26,916	27,070	26,996	2	1
Goodwill, MSRs and other intangible assets	60,806	59,360	58,485	56,691	56,566	2	7
Other assets	183,512	200,233	188,739	181,498	175,104	(8)	5
TOTAL ASSETS	$3,773,884	$3,841,314	$3,954,687	$3,743,567	$3,757,576	(2)	—

LIABILITIES
Deposits	$2,408,615	$2,471,544	$2,561,207	$2,462,303	$2,402,353	(3)	—
Federal funds purchased and securities loaned or sold
under repurchase agreements	239,939	222,719	223,858	194,340	254,920	8	(6)
Short-term borrowings	47,866	58,422	57,586	53,594	50,393	(18)	(5)
Trading liabilities:
Debt and equity instruments	133,175	137,891	144,280	114,577	126,058	(3)	6
Derivative payables	56,703	52,417	57,803	50,116	53,485	8	6
Accounts payable and other liabilities	300,016	313,326	320,671	262,755	268,604	(4)	12
Beneficial interests issued by consolidated VIEs	12,079	10,640	10,144	10,750	13,257	14	(9)
Long-term debt	287,473	288,212	293,239	301,005	298,465	—	(4)
TOTAL LIABILITIES	3,485,866	3,555,171	3,668,788	3,449,440	3,467,535	(2)	1

STOCKHOLDERS’ EQUITY
Preferred stock	32,838	32,838	32,838	34,838	34,838	—	(6)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	88,865	88,614	88,260	88,415	88,357	—	1
Retained earnings	288,776	282,445	277,177	272,268	265,276	2	9
Accumulated other comprehensive income/(loss)	(19,134)	(14,369)	(9,567)	(84)	963	(33)	NM
Treasury stock, at cost	(107,432)	(107,490)	(106,914)	(105,415)	(103,498)	—	(4)
TOTAL STOCKHOLDERS’ EQUITY	288,018	286,143	285,899	294,127	290,041	1	(1)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,773,884	$3,841,314	$3,954,687	$3,743,567	$3,757,576	(2)	—

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q22 Change				2022 Change
AVERAGE BALANCES	3Q22	2Q22	1Q22	4Q21		3Q21		2Q22	3Q21	2022	2021	2021
ASSETS
Deposits with banks	$652,321	$694,644	$742,311	$767,713		$756,653		(6)%	(14)%	$696,096	$703,616	(1)%
Federal funds sold and securities purchased under resale agreements	322,053	305,132	294,951	268,953		262,679		6	23	307,478	269,324	14
Securities borrowed	204,479	207,437	218,030	207,059		189,418		(1)	8	209,932	185,127	13
Trading assets - debt instruments	283,414	273,736	272,116	260,555		275,860		4	3	276,464	291,673	(5)
Investment securities	647,165	672,799	671,165	642,675		565,344		(4)	14	663,622	577,566	15
Loans	1,112,761	1,093,106	1,068,637	1,060,254		1,042,591		2	7	1,091,663	1,027,023	6
All other interest-earning assets (a)	122,756	139,040	134,741	130,646		127,241		(12)	(4)	132,135	120,529	10
Total interest-earning assets	3,344,949	3,385,894	3,401,951	3,337,855		3,219,786		(1)	4	3,377,390	3,174,858	6
Trading assets - equity and other instruments	129,221	151,309	156,908	150,770		177,315		(15)	(27)	145,712	180,253	(19)
Trading assets - derivative receivables	83,950	84,483	67,334	66,024		65,574		(1)	28	78,650	70,139	12
All other noninterest-earning assets	284,127	289,957	280,595	277,006		262,544		(2)	8	284,904	264,077	8
TOTAL ASSETS	$3,842,247	$3,911,643	$3,906,788	$3,831,655		$3,725,219		(2)	3	$3,886,656	$3,689,327	5
LIABILITIES
Interest-bearing deposits	$1,728,852	$1,790,421	$1,781,320	$1,731,609	(g)	$1,677,837	(g)	(3)	3	$1,766,672	$1,652,807	7
Federal funds purchased and securities loaned or
sold under repurchase agreements	239,582	233,376	250,215	234,504		240,912		3	(1)	241,019	267,659	(10)
Short-term borrowings (b)	45,797	50,833	47,871	46,456		43,759		(10)	5	48,159	43,998	9
Trading liabilities - debt and all other interest-bearing liabilities (c)	278,049	274,435	263,025	246,675		241,297		1	15	271,891	239,666	13
Beneficial interests issued by consolidated VIEs	11,039	10,577	10,891	11,906		14,232		4	(22)	10,836	15,501	(30)
Long-term debt	253,012	246,195	254,180	255,710		257,593		3	(2)	251,125	248,581	1
Total interest-bearing liabilities	2,556,331	2,605,837	2,607,502	2,526,860		2,475,630		(2)	3	2,589,702	2,468,212	5
Noninterest-bearing deposits	716,518	741,891	734,233	736,203	(g)	691,622	(g)	(3)	4	730,816	653,685	12
Trading liabilities - equity and other instruments	36,985	40,937	43,394	40,645		35,505		(10)	4	40,415	35,312	14
Trading liabilities - derivative payables	56,994	61,026	54,522	55,063		55,907		(7)	2	57,523	62,089	(7)
All other noninterest-bearing liabilities	189,637	181,128	181,105	184,241		178,770		5	6	183,988	187,601	(2)
TOTAL LIABILITIES	3,556,465	3,630,819	3,620,756	3,543,012		3,437,434		(2)	3	3,602,444	3,406,899	6
Preferred stock	32,838	32,838	33,526	34,838		34,229		—	(4)	33,065	32,417	2
Common stockholders’ equity	252,944	247,986	252,506	253,805		253,556		2	—	251,147	250,011	—
TOTAL STOCKHOLDERS’ EQUITY	285,782	280,824	286,032	288,643		287,785		2	(1)	284,212	282,428	1
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,842,247	$3,911,643	$3,906,788	$3,831,655		$3,725,219		(2)	3	$3,886,656	$3,689,327	5

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	1.83%	0.62%	0.13%	0.09%		0.09%				0.83%	0.06%
Federal funds sold and securities purchased under resale agreements	1.74	0.71	0.55	0.47		0.35				1.02	0.32
Securities borrowed (e)	1.50	0.33	(0.16)	(0.28)		(0.15)				0.55	(0.17)
Trading assets - debt instruments	3.36	3.02	2.65	2.52		2.43				3.01	2.38
Investment securities	1.84	1.55	1.38	1.26		1.32				1.59	1.33
Loans	5.00	4.28	4.05	4.04		3.99				4.45	4.02
All other interest-earning assets (a)	3.57	1.85	0.97	0.87		0.64				2.09	0.67
Total interest-earning assets	3.05	2.22	1.86	1.80		1.80				2.38	1.82

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.73	0.20	0.04	0.03		0.03				0.32	0.03
Federal funds purchased and securities loaned or
sold under repurchase agreements	2.10	0.80	0.19	0.13		0.20				1.03	0.10
Short-term borrowings (b)	1.35	0.73	0.32	0.26		0.26				0.79	0.29
Trading liabilities - debt and all other interest-bearing liabilities (c)(e)	1.49	0.69	0.30	0.20		0.09				0.84	0.07
Beneficial interests issued by consolidated VIEs	2.24	1.11	0.69	0.56		0.50				1.36	0.57
Long-term debt	3.77	2.54	1.72	1.61		1.62				2.68	1.74
Total interest-bearing liabilities	1.26	0.54	0.25	0.22		0.22				0.68	0.22

INTEREST RATE SPREAD	1.79	1.68	1.61	1.58		1.58				1.70	1.60
NET YIELD ON INTEREST-EARNING ASSETS	2.09	1.80	1.67	1.63		1.62				1.85	1.64
Memo: Net yield on interest-earning assets excluding Markets (f)	2.81	2.26	1.95	1.90		1.91				2.34	1.92
(a)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    Includes commercial paper.
(c)    All other interest-bearing liabilities include brokerage-related customer payables.
(d)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(e)    Negative interest income and yields are related to the impact of interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(f)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.
(g)    Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
OTHER INCOME
Other income - reported	$900	$540	$1,490	$1,180	$1,332	67%	(32)%	$2,930	$3,650	(20)%
Fully taxable-equivalent adjustments (a)	663	812	775	984	690	(18)	(4)	2,250	2,241	—
Other income - managed	$1,563	$1,352	$2,265	$2,164	$2,022	16	(23)	$5,180	$5,891	(12)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$15,198	$15,587	$16,845	$15,656	$16,567	(2)	(8)	$47,630	$53,682	(11)
Fully taxable-equivalent adjustments	663	812	775	984	690	(18)	(4)	2,250	2,241	—
Total noninterest revenue - managed	$15,861	$16,399	$17,620	$16,640	$17,257	(3)	(8)	$49,880	$55,923	(11)

NET INTEREST INCOME
Net interest income - reported	$17,518	$15,128	$13,872	$13,601	$13,080	16	34	$46,518	$38,710	20
Fully taxable-equivalent adjustments (a)	112	103	98	108	104	9	8	313	322	(3)
Net interest income - managed	$17,630	$15,231	$13,970	$13,709	$13,184	16	34	$46,831	$39,032	20

TOTAL NET REVENUE
Total net revenue - reported	$32,716	$30,715	$30,717	$29,257	$29,647	7	10	$94,148	$92,392	2
Fully taxable-equivalent adjustments	775	915	873	1,092	794	(15)	(2)	2,563	2,563	—
Total net revenue - managed	$33,491	$31,630	$31,590	$30,349	$30,441	6	10	$96,711	$94,955	2

PRE-PROVISION PROFIT
Pre-provision profit - reported	$13,538	$11,966	$11,526	$11,369	$12,584	13	8	$37,030	$38,937	(5)
Fully taxable-equivalent adjustments	775	915	873	1,092	794	(15)	(2)	2,563	2,563	—
Pre-provision profit - managed	$14,313	$12,881	$12,399	$12,461	$13,378	11	7	$39,593	$41,500	(5)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$12,001	$10,865	$10,063	$12,657	$14,111	10	(15)	$32,929	$46,905	(30)
Fully taxable-equivalent adjustments	775	915	873	1,092	794	(15)	(2)	2,563	2,563	—
Income before income tax expense - managed	$12,776	$11,780	$10,936	$13,749	$14,905	8	(14)	$35,492	$49,468	(28)

INCOME TAX EXPENSE
Income tax expense - reported	$2,264	$2,216	$1,781	$2,258	$2,424	2	(7)	$6,261	$8,970	(30)
Fully taxable-equivalent adjustments	775	915	873	1,092	794	(15)	(2)	2,563	2,563	—
Income tax expense - managed	$3,039	$3,131	$2,654	$3,350	$3,218	(3)	(6)	$8,824	$11,533	(23)

OVERHEAD RATIO
Overhead ratio - reported	59%	61%	62%	61%	58%			61%	58%
Overhead ratio - managed	57	59	61	59	56			59	56

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$14,331	$12,614	$12,229	$12,275	$12,521	14%	14%	$39,174	$37,798	4%
Corporate & Investment Bank	11,875	11,947	13,529	11,534	12,396	(1)	(4)	37,351	40,215	(7)
Commercial Banking	3,048	2,683	2,398	2,612	2,520	14	21	8,129	7,396	10
Asset & Wealth Management	4,539	4,306	4,315	4,473	4,300	5	6	13,160	12,484	5
Corporate	(302)	80	(881)	(545)	(1,296)	NM	77	(1,103)	(2,938)	62
TOTAL NET REVENUE	$33,491	$31,630	$31,590	$30,349	$30,441	6	10	$96,711	$94,955	2

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$8,047	$7,723	$7,720	$7,754	$7,238	4	11	$23,490	$21,502	9
Corporate & Investment Bank	6,618	6,745	7,298	5,827	5,871	(2)	13	20,661	19,498	6
Commercial Banking	1,180	1,156	1,129	1,059	1,032	2	14	3,465	2,982	16
Asset & Wealth Management	3,028	2,919	2,860	2,997	2,762	4	10	8,807	7,922	11
Corporate	305	206	184	251	160	48	91	695	1,551	(55)
TOTAL NONINTEREST EXPENSE	$19,178	$18,749	$19,191	$17,888	$17,063	2	12	$57,118	$53,455	7

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$6,284	$4,891	$4,509	$4,521	$5,283	28	19	$15,684	$16,296	(4)
Corporate & Investment Bank	5,257	5,202	6,231	5,707	6,525	1	(19)	16,690	20,717	(19)
Commercial Banking	1,868	1,527	1,269	1,553	1,488	22	26	4,664	4,414	6
Asset & Wealth Management	1,511	1,387	1,455	1,476	1,538	9	(2)	4,353	4,562	(5)
Corporate	(607)	(126)	(1,065)	(796)	(1,456)	(382)	58	(1,798)	(4,489)	60
PRE-PROVISION PROFIT	$14,313	$12,881	$12,399	$12,461	$13,378	11	7	$39,593	$41,500	(5)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$529	$761	$678	$(1,060)	$(459)	(30)	NM	$1,968	$(5,929)	NM
Corporate & Investment Bank	513	59	445	(126)	(638)	NM	NM	1,017	(1,048)	NM
Commercial Banking	618	209	157	(89)	(363)	196	NM	984	(858)	NM
Asset & Wealth Management	(102)	44	154	(36)	(60)	NM	(70)	96	(191)	NM
Corporate	(21)	28	29	23	(7)	NM	(200)	36	58	(38)
PROVISION FOR CREDIT LOSSES	$1,537	$1,101	$1,463	$(1,288)	$(1,527)	40	NM	$4,101	$(7,968)	NM

NET INCOME/(LOSS)
Consumer & Community Banking (a)	$4,334	$3,100	$2,895	$4,147	$4,351	40	—	$10,329	$16,783	(38)
Corporate & Investment Bank (a)	3,532	3,725	4,385	4,543	5,647	(5)	(37)	11,642	16,591	(30)
Commercial Banking (a)	946	994	850	1,234	1,409	(5)	(33)	2,790	4,012	(30)
Asset & Wealth Management (a)	1,219	1,004	1,008	1,125	1,196	21	2	3,231	3,612	(11)
Corporate (a)	(294)	(174)	(856)	(650)	(916)	(69)	68	(1,324)	(3,063)	57
TOTAL NET INCOME	$9,737	$8,649	$8,282	$10,399	$11,687	13	(17)	$26,668	$37,935	(30)

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2022
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2022 Change
	2022		2022	2022	2021	2021	2022	2021	2022	2021	2021
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$209,661	(e)	$207,436	$207,903	$213,942	$209,917	1%	—%
Tier 1 capital	236,354	(e)	239,705	240,076	246,162	244,207	(1)	(3)
Total capital	268,104	(e)	268,339	269,536	274,900	274,994	—	(3)
Risk-weighted assets	1,682,182	(e)	1,704,893	1,750,678	1,638,900	1,628,406	(1)	3
CET1 capital ratio	12.5%	(e)	12.2%	11.9%	13.1%	12.9%
Tier 1 capital ratio	14.1	(e)	14.1	13.7	15.0	15.0
Total capital ratio	15.9	(e)	15.7	15.4	16.8	16.9

Advanced
CET1 capital	$209,661	(e)	$207,436	$207,903	$213,942	$209,917	1	—
Tier 1 capital	236,354	(e)	239,705	240,076	246,162	244,207	(1)	(3)
Total capital	256,204	(e)	257,329	258,989	265,796	264,469	—	(3)
Risk-weighted assets	1,614,348	(e)	1,613,210	1,643,453	1,547,920	1,544,512	—	5
CET1 capital ratio	13.0%	(e)	12.9%	12.7%	13.8%	13.6%
Tier 1 capital ratio	14.6	(e)	14.9	14.6	15.9	15.8
Total capital ratio	15.9	(e)	16.0	15.8	17.2	17.1

Leverage-based capital metrics
Adjusted average assets (b)	$3,791,795	(e)	$3,861,979	$3,857,783	$3,782,035	$3,675,803	(2)	3
Tier 1 leverage ratio	6.2%	(e)	6.2%	6.2%	6.5%	6.6%

Total leverage exposure	$4,461,013	(e)	$4,563,099	$4,586,537	$4,571,789	$4,463,904	(2)	—
SLR	5.3%	(e)	5.3%	5.2%	5.4%	5.5%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$255,180		$253,305	$253,061	$259,289	$255,203	1	—
Less: Goodwill	51,461		50,697	50,298	50,315	50,313	2	2
Less: Other intangible assets	1,205		1,224	893	882	902	(2)	34
Add: Certain deferred tax liabilities (d)	2,509		2,509	2,496	2,499	2,500	—	—
Total tangible common equity	$205,023		$203,893	$204,366	$210,591	$206,488	1	(1)

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$252,944		$247,986	$252,506	$253,805	$253,556	2	—	$251,147	$250,011	—%
Less: Goodwill	51,323		50,575	50,307	50,362	49,457	1	4	50,739	49,323	3
Less: Other intangible assets	1,208		1,119	896	896	849	8	42	1,076	868	24
Add: Certain deferred tax liabilities (d)	2,512		2,503	2,498	2,502	2,480	—	1	2,504	2,465	2
Total tangible common equity	$202,925		$198,795	$203,801	$205,049	$205,730	2	(1)	$201,836	$202,285	—

INTANGIBLE ASSETS (period-end)
Goodwill	$51,461		$50,697	$50,298	$50,315	$50,313	2	2
Mortgage servicing rights	8,140		7,439	7,294	5,494	5,351	9	52
Other intangible assets	1,205		1,224	893	882	902	(2)	34
Total intangible assets	$60,806		$59,360	$58,485	$56,691	$56,566	2	7

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of September 30, 2022, June 30, 2022 and March 31, 2022, CET1 capital reflected the remaining $2.2 billion CECL benefit. For the periods ended December 31, 2021 and September 30, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion and $3.3 billion, respectively. Refer to Capital Risk Management on pages 44-49 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, and pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
EARNINGS PER SHARE
Basic earnings per share
Net income	$9,737	$8,649	$8,282	$10,399	$11,687	13%	(17)%	$26,668	$37,935	(30)%
Less: Preferred stock dividends	432	410	397	426	402	5	7	1,239	1,174	6
Net income applicable to common equity	9,305	8,239	7,885	9,973	11,285	13	(18)	25,429	36,761	(31)
Less: Dividends and undistributed earnings allocated to
participating securities	50	44	40	46	56	14	(11)	134	185	(28)
Net income applicable to common stockholders	$9,255	$8,195	$7,845	$9,927	$11,229	13	(18)	$25,295	$36,576	(31)

Total weighted-average basic shares outstanding	2,961.2	2,962.2	2,977.0	2,977.3	2,999.9	—	(1)	2,966.8	3,036.4	(2)
Net income per share	$3.13	$2.77	$2.64	$3.33	$3.74	13	(16)	$8.53	$12.05	(29)

Diluted earnings per share
Net income applicable to common stockholders	$9,255	$8,195	$7,845	$9,927	$11,229	13	(18)	$25,295	$36,576	(31)
Total weighted-average basic shares outstanding	2,961.2	2,962.2	2,977.0	2,977.3	2,999.9	—	(1)	2,966.8	3,036.4	(2)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	4.2	4.1	4.0	4.5	5.2	2	(19)	4.1	5.3	(23)
Total weighted-average diluted shares outstanding	2,965.4	2,966.3	2,981.0	2,981.8	3,005.1	—	(1)	2,970.9	3,041.7	(2)
Net income per share	$3.12	$2.76	$2.63	$3.33	$3.74	13	(17)	$8.51	$12.02	(29)

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	$1.00	$1.00	$1.00	$1.00	—	—	$3.00	$2.80	7
Dividend payout ratio	32%	36%	38%	30%	27%			35%	23%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	—	5.0	18.1	12.1	33.4	NM	NM	23.1	107.6	(79)
Average price paid per share of common stock	$—	$124.88	$138.04	$165.47	$156.87	NM	NM	$135.20	$152.79	(12)
Aggregate repurchases of common stock	—	622	2,500	2,008	5,240	NM	NM	3,122	16,440	(81)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.6	0.5	11.0	1.1	0.5	20	20	12.1	13.4	(10)
Net impact of employee issuances on stockholders’ equity (b)	$304	$398	$843	$147	$271	(24)	12	$1,545	$1,214	27

(a)The Firm is authorized to purchase up to $30 billion of common shares under its current repurchase program. As a result of the expected increases in regulatory capital requirements, the Firm has temporarily suspended share repurchases.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21		3Q21	2Q22	3Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$822	$855	$805	$753		$786	(4)%	5%	$2,482	$2,281	9%
Asset management, administration and commissions	939	947	929	950		893	(1)	5	2,815	2,564	10
Mortgage fees and related income	313	377	456	312		596	(17)	(47)	1,146	1,847	(38)
Card income	665	678	590	675		651	(2)	2	1,933	2,888	(33)
All other income	1,023	1,049	1,122	1,144		1,212	(2)	(16)	3,194	3,872	(18)
Noninterest revenue	3,762	3,906	3,902	3,834		4,138	(4)	(9)	11,570	13,452	(14)
Net interest income	10,569	8,708	8,327	8,441		8,383	21	26	27,604	24,346	13
TOTAL NET REVENUE	14,331	12,614	12,229	12,275		12,521	14	14	39,174	37,798	4

Provision for credit losses	529	761	678	(1,060)		(459)	(30)	NM	1,968	(5,929)	NM

NONINTEREST EXPENSE
Compensation expense	3,345	3,237	3,171	3,177		3,012	3	11	9,753	8,965	9
Noncompensation expense (a)	4,702	4,486	4,549	4,577		4,226	5	11	13,737	12,537	10
TOTAL NONINTEREST EXPENSE	8,047	7,723	7,720	7,754		7,238	4	11	23,490	21,502	9

Income before income tax expense	5,755	4,130	3,831	5,581		5,742	39	—	13,716	22,225	(38)
Income tax expense (b)	1,421	1,030	936	1,434		1,391	38	2	3,387	5,442	(38)
NET INCOME (b)	$4,334	$3,100	$2,895	$4,147		$4,351	40	—	$10,329	$16,783	(38)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$8,010	$6,558	$6,062	$6,172		$6,157	22	30	$20,630	$17,808	16
Home Lending	920	1,001	1,169	1,084		1,400	(8)	(34)	3,090	4,207	(27)
Card & Auto	5,401	5,055	4,998	5,019		4,964	7	9	15,454	15,783	(2)

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	93	150	211	327		614	(38)	(85)	454	1,888	(76)
Net mortgage servicing revenue (c)	220	227	245	(15)		(18)	(3)	NM	692	(41)	NM
Mortgage fees and related income	$313	$377	$456	$312		$596	(17)	(47)	$1,146	$1,847	(38)

FINANCIAL RATIOS
ROE	33%	24%	23%	32%	(b)	34%			27%	44%
Overhead ratio	56	61	63	63		58			60	57

(a)Included depreciation expense on leased assets of $605 million, $652 million, $694 million, $767 million and $769 million for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $2.0 billion and $2.5 billion for the nine months ended September 30, 2022 and 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Included MSR risk management results of $54 million, $28 million, $109 million, $(162) million and $(145) million for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $191 million and $(363) million for the nine months ended September 30, 2022 and 2021, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$500,752	$500,219	$486,183	$500,370	$493,169	—%	2%	$500,752	$493,169	2%

Loans:
Consumer & Business Banking (a)	30,230	31,494	32,772	35,095	40,659	(4)	(26)	30,230	40,659	(26)
Home Lending (b)	174,618	176,939	172,025	180,529	179,489	(1)	(3)	174,618	179,489	(3)
Card	170,462	165,494	152,283	154,296	143,166	3	19	170,462	143,166	19
Auto	67,201	67,842	69,251	69,138	68,391	(1)	(2)	67,201	68,391	(2)
Total loans	442,511	441,769	426,331	439,058	431,705	—	3	442,511	431,705	3

Deposits	1,173,241	1,178,825	1,189,308	1,148,110	1,093,852	—	7	1,173,241	1,093,852	7
Equity	50,000	50,000	50,000	50,000	50,000	—	—	50,000	50,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$498,858	$496,177	$488,967	$497,675	$491,512	1	1	$494,704	$487,107	2

Loans:
Consumer & Business Banking	30,788	32,294	33,742	37,299	43,256	(5)	(29)	32,264	47,469	(32)
Home Lending (c)	176,852	177,330	176,488	183,343	181,150	—	(2)	176,891	180,276	(2)
Card	168,125	158,434	149,398	148,471	141,950	6	18	158,721	137,687	15
Auto	66,979	68,569	69,250	68,549	67,785	(2)	(1)	68,258	67,313	1
Total loans	442,744	436,627	428,878	437,662	434,141	1	2	436,134	432,745	1

Deposits	1,174,227	1,180,453	1,153,513	1,114,329	1,076,323	(1)	9	1,169,474	1,034,947	13
Equity	50,000	50,000	50,000	50,000	50,000	—	—	50,000	50,000	—

Headcount	133,803	130,907	129,268	128,863	126,586	2	6	133,803	126,586	6

(a)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 included $791 million, $1.5 billion, $2.9 billion, $5.4 billion and $11.1 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, Home Lending loans held-for-sale and loans at fair value were $4.1 billion, $5.2 billion, $5.8 billion, $14.9 billion and $14.5 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $5.9 billion, $8.1 billion, $10.8 billion, $17.8 billion and $17.1 billion for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $8.3 billion and $14.6 billion for the nine months ended September 30, 2022 and 2021, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)	$3,936	$4,217	$4,531	$4,875	$5,000	(7)%	(21)%	$3,936	$5,000	(21)%
Net charge-offs/(recoveries)
Consumer & Business Banking	105	81	89	86	66	30	59	275	203	35
Home Lending	(59)	(68)	(69)	(71)	(74)	13	20	(196)	(204)	4
Card	592	580	506	479	495	2	20	1,678	2,233	(25)
Auto	41	18	27	21	4	128	NM	86	14	NM
Total net charge-offs/(recoveries)	$679	$611	$553	$515	$491	11	38	$1,843	$2,246	(18)
Net charge-off/(recovery) rate
Consumer & Business Banking (d)	1.35%	1.01%	1.07%	0.91%	0.61%			1.14%	0.57%
Home Lending	(0.14)	(0.16)	(0.17)	(0.17)	(0.18)			(0.16)	(0.16)
Card	1.40	1.47	1.37	1.28	1.39			1.41	2.18
Auto	0.24	0.11	0.16	0.12	0.02			0.17	0.03
Total net charge-off/(recovery) rate	0.62	0.57	0.54	0.49	0.47			0.58	0.72

30+ day delinquency rate
Home Lending (e)(f)	0.78%	0.85%	1.03%	1.25%	1.06%			0.78%	1.06%
Card	1.23	1.05	1.09	1.04	1.00			1.23	1.00
Auto	0.75	0.69	0.57	0.64	0.46			0.75	0.46

90+ day delinquency rate - Card	0.57	0.51	0.54	0.50	0.49			0.57	0.49

Allowance for loan losses
Consumer & Business Banking	$722	$697	$697	$697	$797	4	(9)	$722	$797	(9)
Home Lending	667	785	785	660	630	(15)	6	667	630	6
Card	10,400	10,400	10,250	10,250	11,650	—	(11)	10,400	11,650	(11)
Auto	715	740	738	733	813	(3)	(12)	715	813	(12)
Total allowance for loan losses	$12,504	$12,622	$12,470	$12,340	$13,890	(1)	(10)	$12,504	$13,890	(10)

(a)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $219 million, $257 million, $315 million, $342 million and $355 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, nonaccrual loans excluded $57 million, $86 million, $179 million, $506 million and $5 million of PPP loans 90 or more days past due and guaranteed by the SBA, respectively.
(c)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent at time of exit.
(d)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 included $791 million, $1.5 billion, $2.9 billion, $5.4 billion and $11.1 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(e)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic was $454 million, $513 million, $728 million, $1.1 billion and $3.1 billion in Home Lending, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(f)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $284 million, $315 million, $370 million, $405 million and $432 million, respectively. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS														NINE MONTHS ENDED SEPTEMBER 30,
													3Q22 Change							2022 Change
	3Q22		2Q22		1Q22		4Q21				3Q21		2Q22	3Q21	2022		2021			2021
BUSINESS METRICS
Number of:
Branches	4,802		4,822		4,810		4,790				4,854		—%	(1)%	4,802		4,854			(1)%
Active digital customers (in thousands) (a)	61,985		60,735		60,286		58,857				57,961		2	7	61,985		57,961			7
Active mobile customers (in thousands) (b)	48,904		47,436		46,527		45,452				44,333		3	10	48,904		44,333			10

Debit and credit card sales volume (in billions)	$395.8		$397.0		$351.5		$376.2				$349.9		—	13	$1,144.3		$984.5			16

Consumer & Business Banking
Average deposits	$1,156,933		$1,163,423		$1,136,115		$1,094,442				$1,056,254		(1)	10	$1,152,233		$1,015,475			13
Deposit margin	1.83%		1.31%		1.22%		1.22%				1.29%				1.46%		1.29%
Business banking origination volume	$977		$1,196		$1,028		$866				$835		(18)	17	$3,201		$13,050		(g)	(75)
Client investment assets (c)	615,048		628,479		696,316		718,051				681,491		(2)	(10)	615,048		681,491			(10)
Number of client advisors	5,017		4,890		4,816		4,725				4,689		3	7	5,017		4,689			7

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$7.8		$11.0		$15.1		$22.4				$23.7		(29)	(67)	$33.9		$69.4			(51)
Correspondent	4.3		10.9		9.6		19.8				17.9		(61)	(76)	24.8		51.1			(51)
Total mortgage origination volume (d)	$12.1		$21.9		$24.7		$42.2				$41.6		(45)	(71)	$58.7		$120.5			(51)
Third-party mortgage loans serviced (period-end)	586.7		575.6		575.4		519.2		(f)		509.3		2	15	586.7		509.3			15
MSR carrying value (period-end)	8.1		7.4		7.3		5.5				5.3		9	53	8.1		5.3			53
Ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end)	1.38%		1.29%		1.27%		1.06%			(f)	1.04%				1.38%		1.04%
MSR revenue multiple (e)	4.93	x	4.45	x	4.70	x	3.79	x	(f)		3.85	x			4.93	x	3.85	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$272.3		$271.2		$236.4		$254.1				$232.0		—	17	779.9		639.4			22
Net revenue rate	9.92%		9.59%		9.87%		9.61%				9.74%				9.79%		10.84%

Auto
Loan and lease origination volume (in billions)	$7.5		$7.0		$8.4		$8.5				$11.5		7	(35)	$22.9		$35.1			(35)
Average auto operating lease assets	13,466		14,866		16,423		17,629				18,753		(9)	(28)	14,908		19,548			(24)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(d)Firmwide mortgage origination volume was $15.2 billion, $27.9 billion, $30.2 billion, $48.2 billion and $46.1 billion for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $73.3 billion and $134.2 billion for the nine months ended September 30, 2022 and 2021, respectively.
(e)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(f)Prior-period amounts have been revised to conform with the current presentation.
(g)Included $10.6 billion of origination volume under the PPP for the nine months ended September 30, 2021. The program ended on May 31, 2021 for new applications.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change					2022 Change
	3Q22	2Q22	1Q22	4Q21		3Q21	2Q22	3Q21	2022	2021		2021
INCOME STATEMENT
REVENUE
Investment banking fees	$1,762	$1,650	$2,050	$3,502		$3,297	7%	(47)%	$5,462	$9,857		(45)%
Principal transactions	5,258	5,048	5,223	2,116		3,577	4	47	15,529	13,648		14
Lending- and deposit-related fees	589	641	641	654		634	(8)	(7)	1,871	1,860		1
Asset management, administration and commissions	1,198	1,330	1,339	1,252		1,240	(10)	(3)	3,867	3,772		3
All other income	424	80	704	624		313	430	35	1,208	924		31
Noninterest revenue	9,231	8,749	9,957	8,148		9,061	6	2	27,937	30,061		(7)
Net interest income	2,644	3,198	3,572	3,386		3,335	(17)	(21)	9,414	10,154		(7)
TOTAL NET REVENUE (a)	11,875	11,947	13,529	11,534		12,396	(1)	(4)	37,351	40,215		(7)

Provision for credit losses	513	59	445	(126)		(638)	NM	NM	1,017	(1,048)		NM

NONINTEREST EXPENSE
Compensation expense	3,311	3,510	4,006	2,358		2,827	(6)	17	10,827	10,738		1
Noncompensation expense	3,307	3,235	3,292	3,469		3,044	2	9	9,834	8,760		12
TOTAL NONINTEREST EXPENSE	6,618	6,745	7,298	5,827		5,871	(2)	13	20,661	19,498		6

Income before income tax expense	4,744	5,143	5,786	5,833		7,163	(8)	(34)	15,673	21,765		(28)
Income tax expense (b)	1,212	1,418	1,401	1,290		1,516	(15)	(20)	4,031	5,174		(22)
NET INCOME (b)	$3,532	$3,725	$4,385	$4,543		$5,647	(5)	(37)	$11,642	$16,591		(30)

FINANCIAL RATIOS
ROE	13%	14%	17%	21%	(b)	26%			14%	26%	(b)
Overhead ratio	56	56	54	51		47			55	48
Compensation expense as percentage of total net revenue	28	29	30	20		23			29	27

REVENUE BY BUSINESS
Investment Banking	$1,713	$1,351	$2,057	$3,206		$3,025	27	(43)	$5,121	$9,300		(45)
Payments	1,989	1,463	1,854	1,801		1,624	36	22	5,306	4,469		19
Lending	323	410	321	263		244	(21)	32	1,054	738		43
Total Banking	4,025	3,224	4,232	5,270		4,893	25	(18)	11,481	14,507		(21)
Fixed Income Markets	4,469	4,711	5,698	3,334		3,672	(5)	22	14,878	13,531		10
Equity Markets	2,302	3,079	3,055	1,954		2,597	(25)	(11)	8,436	8,575		(2)
Securities Services	1,110	1,151	1,068	1,064		1,126	(4)	(1)	3,329	3,264		2
Credit Adjustments & Other (c)	(31)	(218)	(524)	(88)		108	86	NM	(773)	338		NM
Total Markets & Securities Services	7,850	8,723	9,297	6,264		7,503	(10)	5	25,870	25,708		1
TOTAL NET REVENUE	$11,875	$11,947	$13,529	$11,534		$12,396	(1)	(4)	$37,351	$40,215		(7)

(a)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $626 million, $772 million, $737 million, $923 million and $641 million for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $2.1 billion for both the nine months ended September 30, 2022 and 2021.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,384,618	$1,403,558	$1,460,463	$1,259,896	$1,355,752	(1)%	2%	$1,384,618	$1,355,752	2%
Loans:
Loans retained (a)	180,604	171,219	167,791	159,786	151,211	5	19	180,604	151,211	19
Loans held-for-sale and loans at fair value (b)	40,357	46,032	47,260	50,386	52,436	(12)	(23)	40,357	52,436	(23)
Total loans	220,961	217,251	215,051	210,172	203,647	2	9	220,961	203,647	9

Equity	103,000	103,000	103,000	83,000	83,000	—	24	103,000	83,000	24

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,403,247	$1,429,953	$1,407,835	$1,341,267	$1,331,240	(2)	5	$1,413,662	$1,332,244	6
Trading assets - debt and equity instruments	386,895	411,079	419,346	407,656	442,623	(6)	(13)	405,655	461,728	(12)
Trading assets - derivative receivables	83,084	83,582	66,692	65,365	64,730	(1)	28	77,846	69,159	13
Loans:
Loans retained (a)	176,469	169,909	160,976	153,595	149,826	4	18	169,175	142,286	19
Loans held-for-sale and loans at fair value (b)	45,150	48,048	51,398	52,429	53,712	(6)	(16)	48,176	50,616	(5)
Total loans	221,619	217,957	212,374	206,024	203,538	2	9	217,351	192,902	13

Equity	103,000	103,000	103,000	83,000	83,000	—	24	103,000	83,000	24

Headcount	71,797	69,447	68,292	67,546	66,267	3	8	71,797	66,267	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$17	$38	$20	$23	$2	(55)	NM	$75	$(17)	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	583	697	871	584	547	(16)	7	583	547	7
Nonaccrual loans held-for-sale and loans at fair value (d)	824	840	949	844	1,234	(2)	(33)	824	1,234	(33)
Total nonaccrual loans	1,407	1,537	1,820	1,428	1,781	(8)	(21)	1,407	1,781	(21)

Derivative receivables	339	447	597	316	393	(24)	(14)	339	393	(14)
Assets acquired in loan satisfactions	85	84	91	91	95	1	(11)	85	95	(11)
Total nonperforming assets	1,831	2,068	2,508	1,835	2,269	(11)	(19)	1,831	2,269	(19)
Allowance for credit losses:
Allowance for loan losses	2,032	1,809	1,687	1,348	1,442	12	41	2,032	1,442	41
Allowance for lending-related commitments	1,582	1,358	1,459	1,372	1,426	16	11	1,582	1,426	11
Total allowance for credit losses	3,614	3,167	3,146	2,720	2,868	14	26	3,614	2,868	26

Net charge-off/(recovery) rate (a)(e)	0.04%	0.09%	0.05%	0.06%	0.01%			0.06%	(0.02)%
Allowance for loan losses to period-end loans retained (a)	1.13	1.06	1.01	0.84	0.95			1.13	0.95
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.49	1.38	1.31	1.12	1.29			1.49	1.29
Allowance for loan losses to nonaccrual loans retained (a)(c)	349	260	194	231	264			349	264
Nonaccrual loans to total period-end loans	0.64	0.71	0.85	0.68	0.87			0.64	0.87

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $111 million, $130 million, $226 million, $58 million and $138 million were held against nonaccrual loans at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.
(d)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $143 million, $196 million, $283 million, $281 million and $289 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
BUSINESS METRICS
Advisory	$848	$664	$801	$1,557	$1,228	28%	(31)%	$2,313	$2,824	(18)%
Equity underwriting	290	245	249	802	1,032	18	(72)	784	3,151	(75)
Debt underwriting	624	741	1,000	1,143	1,037	(16)	(40)	2,365	3,882	(39)
Total investment banking fees	$1,762	$1,650	$2,050	$3,502	$3,297	7	(47)	$5,462	$9,857	(45)

Client deposits and other third-party liabilities (average) (a)	669,215	722,388	709,121	717,496	714,376	(7)	(6)	700,095	714,039	(2)

Merchant processing volume (in billions) (b)	545.4	539.6	490.2	514.9	470.9	1	16	1,575.2	1,371.8	15

Assets under custody (“AUC”) (period-end) (in billions)	$27,157	$28,579	$31,571	$33,221	$31,962	(5)	(15)	$27,157	$31,962	(15)

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$64	$60	$47	$39	$38	7	68
Foreign exchange	9	8	4	4	5	13	80
Equities	11	11	12	12	11	—	—
Commodities and other	14	14	15	12	11	—	27
Diversification benefit to CIB trading VaR (d)	(47)	(43)	(33)	(31)	(33)	(9)	(42)
CIB trading VaR (c)	51	50	45	36	32	2	59
Credit Portfolio VaR (e)	10	17	29	5	5	(41)	100
Diversification benefit to CIB VaR (d)	(8)	(15)	(10)	(4)	(4)	47	(100)
CIB VaR	$53	$52	$64	$37	$33	2	61

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 135–137 of the Firm’s 2021 Form 10-K, and pages 75–77 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In the first quarter of 2022, in line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21		3Q21	2Q22	3Q21	2022	2021	2021
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$288	$348	$364	$356		$355	(17)%	(19)%	$1,000	$1,036	(3)%
All other income	548	556	503	718		633	(1)	(13)	1,607	1,819	(12)
Noninterest revenue	836	904	867	1,074		988	(8)	(15)	2,607	2,855	(9)
Net interest income	2,212	1,779	1,531	1,538		1,532	24	44	5,522	4,541	22
TOTAL NET REVENUE (a)	3,048	2,683	2,398	2,612		2,520	14	21	8,129	7,396	10

Provision for credit losses	618	209	157	(89)		(363)	196	NM	984	(858)	NM

NONINTEREST EXPENSE
Compensation expense	577	559	553	496		511	3	13	1,689	1,477	14
Noncompensation expense	603	597	576	563		521	1	16	1,776	1,505	18
TOTAL NONINTEREST EXPENSE	1,180	1,156	1,129	1,059		1,032	2	14	3,465	2,982	16

Income before income tax expense	1,250	1,318	1,112	1,642		1,851	(5)	(32)	3,680	5,272	(30)
Income tax expense (b)	304	324	262	408		442	(6)	(31)	890	1,260	(29)
NET INCOME (b)	$946	$994	$850	$1,234		$1,409	(5)	(33)	$2,790	$4,012	(30)

REVENUE BY PRODUCT
Lending	$1,176	$1,058	$1,105	$1,151		$1,138	11	3	$3,339	$3,478	(4)
Payments	1,568	1,205	981	949		947	30	66	3,754	2,704	39
Investment banking (c)	274	282	260	475		416	(3)	(34)	816	1,136	(28)
Other	30	138	52	37		19	(78)	58	220	78	182
TOTAL NET REVENUE (a)	$3,048	$2,683	$2,398	$2,612		$2,520	14	21	$8,129	$7,396	10

Investment banking revenue, gross (d)	$761	$788	$729	$1,456		$1,343	(3)	(43)	$2,278	$3,636	(37)

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,366	$1,169	$980	$1,062		$1,017	17	34	$3,515	$2,942	19
Corporate Client Banking	1,052	927	830	928		878	13	20	2,809	2,580	9
Commercial Real Estate Banking	624	590	581	614		602	6	4	1,795	1,805	(1)
Other	6	(3)	7	8		23	NM	(74)	10	69	(86)
TOTAL NET REVENUE (a)	$3,048	$2,683	$2,398	$2,612		$2,520	14	21	$8,129	$7,396	10

FINANCIAL RATIOS
ROE	14%	15%	13%	19%	(b)	22%			14%	21%
Overhead ratio	39	43	47	41		41			43	40

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $80 million, $73 million, $69 million, $99 million and $80 million for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $222 million and $231 million for the nine months ended September 30, 2022 and 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(d)Refer to page 61 of the Firm’s 2021 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$247,485	$242,456	$235,127	$230,776	$227,670	2%	9%	$247,485	$227,670	9%
Loans:
Loans retained	231,829	223,541	213,073	206,220	201,283	4	15	231,829	201,283	15
Loans held-for-sale and loans at fair value	137	566	1,743	2,223	3,412	(76)	(96)	137	3,412	(96)
Total loans	$231,966	$224,107	$214,816	$208,443	$204,695	4	13	$231,966	$204,695	13
Equity	25,000	25,000	25,000	24,000	24,000	—	4	25,000	24,000	4

Period-end loans by client segment
Middle Market Banking (a)	$71,707	$68,535	$64,306	$61,159	$58,918	5	22	$71,707	$58,918	22
Corporate Client Banking	52,940	49,503	46,720	45,315	45,107	7	17	52,940	45,107	17
Commercial Real Estate Banking	107,241	105,982	103,685	101,751	100,458	1	7	107,241	100,458	7
Other	78	87	105	218	212	(10)	(63)	78	212	(63)
Total loans (a)	$231,966	$224,107	$214,816	$208,443	$204,695	4	13	$231,966	$204,695	13

SELECTED BALANCE SHEET DATA (average)
Total assets	$246,318	$239,381	$233,474	$227,308	$222,760	3	11	$239,772	$224,955	7
Loans:
Loans retained	227,539	218,478	208,540	201,676	199,789	4	14	218,255	202,002	8
Loans held-for-sale and loans at fair value	1,589	1,004	2,147	3,958	2,790	58	(43)	1,578	2,840	(44)
Total loans	$229,128	$219,482	$210,687	$205,634	$202,579	4	13	$219,833	$204,842	7
Client deposits and other third-party liabilities	281,336	300,425	316,921	323,821	300,595	(6)	(6)	299,430	293,981	2
Equity	25,000	25,000	25,000	24,000	24,000	—	4	25,000	24,000	4

Average loans by client segment
Middle Market Banking	$70,002	$66,640	$62,437	$59,784	$59,032	5	19	$66,387	$60,243	10
Corporate Client Banking	52,432	47,832	45,595	44,976	43,330	10	21	48,645	44,154	10
Commercial Real Estate Banking	106,546	104,890	102,498	100,682	100,120	2	6	104,659	100,213	4
Other	148	120	157	192	97	23	53	142	232	(39)
Total loans	$229,128	$219,482	$210,687	$205,634	$202,579	4	13	$219,833	$204,842	7

Headcount	14,299	13,811	13,220	12,902	12,584	4	14	14,299	12,584	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$42	$1	$6	$8	$31	NM	35	$49	$63	(22)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)(c)	836	761	751	740	735	10	14	836	735	14
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—	—	—	—
Total nonaccrual loans	836	761	751	740	735	10	14	836	735	14

Assets acquired in loan satisfactions	7	8	17	17	16	(13)	(56)	7	16	(56)
Total nonperforming assets	843	769	768	757	751	10	12	843	751	12
Allowance for credit losses:
Allowance for loan losses	3,050	2,602	2,357	2,219	2,354	17	30	3,050	2,354	30
Allowance for lending-related commitments	864	725	762	749	711	19	22	864	711	22
Total allowance for credit losses	3,914	3,327	3,119	2,968	3,065	18	28	3,914	3,065	28

Net charge-off/(recovery) rate (d)	0.07%	—%	0.01%	0.02%	0.06%			0.03%	0.04%
Allowance for loan losses to period-end loans retained	1.32	1.16	1.11	1.08	1.17			1.32	1.17
Allowance for loan losses to nonaccrual loans retained (b)	365	342	314	300	320			365	320
Nonaccrual loans to period-end total loans	0.36	0.34	0.35	0.36	0.36			0.36	0.36

(a)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, total loans included $205 million, $335 million, $640 million, $1.2 billion, and $2.0 billion of loans, respectively, under the PPP, of which $187 million, $306 million, $604 million, $1.1 billion, and $1.9 billion were in Middle Market Banking. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $150 million, $74 million, $104 million, $124 million and $123 million was held against nonaccrual loans retained at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.
(c)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $27 million, $32 million, $50 million and $114 million, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented.
(d)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change					2022 Change
	3Q22	2Q22	1Q22	4Q21		3Q21	2Q22	3Q21	2022	2021		2021
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$3,044	$3,037	$3,115	$3,330		$3,096	—%	(2)%	$9,196	$9,003		2%
All other income	82	47	124	118		216	74	(62)	253	620		(59)
Noninterest revenue	3,126	3,084	3,239	3,448		3,312	1	(6)	9,449	9,623		(2)
Net interest income	1,413	1,222	1,076	1,025		988	16	43	3,711	2,861		30
TOTAL NET REVENUE	4,539	4,306	4,315	4,473		4,300	5	6	13,160	12,484		5

Provision for credit losses	(102)	44	154	(36)		(60)	NM	(70)	96	(191)		NM

NONINTEREST EXPENSE
Compensation expense	1,649	1,508	1,530	1,560		1,387	9	19	4,687	4,132		13
Noncompensation expense	1,379	1,411	1,330	1,437		1,375	(2)	—	4,120	3,790		9
TOTAL NONINTEREST EXPENSE	3,028	2,919	2,860	2,997		2,762	4	10	8,807	7,922		11

Income before income tax expense	1,613	1,343	1,301	1,512		1,598	20	1	4,257	4,753		(10)
Income tax expense (a)	394	339	293	387		402	16	(2)	1,026	1,141		(10)
NET INCOME (a)	$1,219	$1,004	$1,008	$1,125		$1,196	21	2	$3,231	$3,612		(11)

REVENUE BY LINE OF BUSINESS
Asset Management	$2,209	$2,137	$2,314	$2,488		$2,337	3	(5)	$6,660	$6,758		(1)
Global Private Bank	2,330	2,169	2,001	1,985		1,963	7	19	6,500	5,726		14
TOTAL NET REVENUE	$4,539	$4,306	$4,315	$4,473		$4,300	5	6	$13,160	$12,484		5

FINANCIAL RATIOS
ROE	28%	23%	23%	31	% (a)	33%			25%	34	% (a)
Overhead ratio	67	68	66	67		64			67	63
Pretax margin ratio:
Asset Management	31	29	33	32		36			31	36
Global Private Bank	40	33	27	36		38			34	40
Asset & Wealth Management	36	31	30	34		37			32	38

Headcount	25,769	23,981	23,366	22,762		22,051	7	17	25,769	22,051		17

Number of Global Private Bank client advisors	3,110	2,866	2,798	2,738		2,646	9	18	3,110	2,646		18

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$232,303	$235,553	$233,070	$234,425	$221,702	(1)%	5%	$232,303	$221,702	5%
Loans	214,989	218,841	215,130	218,271	202,871	(2)	6	214,989	202,871	6
Deposits	242,315	257,437	287,293	282,052	242,309	(6)	—	242,315	242,309	—
Equity	17,000	17,000	17,000	14,000	14,000	—	21	17,000	14,000	21

SELECTED BALANCE SHEET DATA (average)
Total assets	$232,748	$234,565	$232,310	$227,597	$219,022	(1)	6	$233,209	$213,679	9
Loans	216,714	216,846	214,611	209,169	200,635	—	8	216,065	194,888	11
Deposits	253,026	268,861	287,756	264,580	229,710	(6)	10	269,754	218,742	23
Equity	17,000	17,000	17,000	14,000	14,000	—	21	17,000	14,000	21

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(13)	$9	$(1)	$4	$(1)	NM	NM	$(5)	$22	NM
Nonaccrual loans	467	620	626	708	686	(25)	(32)	467	686	(32)
Allowance for credit losses:
Allowance for loan losses	461	547	516	365	402	(16)	15	461	402	15
Allowance for lending-related commitments	21	22	19	18	20	(5)	5	21	20	5
Total allowance for credit losses	482	569	535	383	422	(15)	14	482	422	14
Net charge-off/(recovery) rate	(0.02)%	0.02%	—%	0.01%	—%			—%	0.02%
Allowance for loan losses to period-end loans	0.21	0.25	0.24	0.17	0.20			0.21	0.20
Allowance for loan losses to nonaccrual loans	99	88	82	52	59			99	59
Nonaccrual loans to period-end loans	0.22	0.28	0.29	0.32	0.34			0.22	0.34

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2022
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2022 Change
CLIENT ASSETS	2022	2022	2022	2021	2021	2022	2021	2022	2021	2021
Assets by asset class
Liquidity	$615	$654	$657	$708	$685	(6)%	(10)%	$615	$685	(10)%
Fixed income	612	624	657	693	695	(2)	(12)	612	695	(12)
Equity	609	641	739	779	725	(5)	(16)	609	725	(16)
Multi-asset	577	615	699	732	702	(6)	(18)	577	702	(18)
Alternatives	203	209	208	201	189	(3)	7	203	189	7
TOTAL ASSETS UNDER MANAGEMENT	2,616	2,743	2,960	3,113	2,996	(5)	(13)	2,616	2,996	(13)
Custody/brokerage/administration/deposits	1,207	1,055	1,156	1,182	1,100	14	10	1,207	1,100	10
TOTAL CLIENT ASSETS (a)	$3,823	$3,798	$4,116	$4,295	$4,096	1	(7)	$3,823	$4,096	(7)

Assets by client segment
Private Banking	$698	$712	$777	$805	$773	(2)	(10)	$698	$773	(10)
Global Institutional	1,209	1,294	1,355	1,430	1,375	(7)	(12)	1,209	1,375	(12)
Global Funds	709	737	828	878	848	(4)	(16)	709	848	(16)
TOTAL ASSETS UNDER MANAGEMENT	$2,616	$2,743	$2,960	$3,113	$2,996	(5)	(13)	$2,616	$2,996	(13)

Private Banking	$1,848	$1,715	$1,880	$1,931	$1,817	8	2	$1,848	$1,817	2
Global Institutional	1,261	1,339	1,402	1,479	1,425	(6)	(12)	1,261	1,425	(12)
Global Funds	714	744	834	885	854	(4)	(16)	714	854	(16)
TOTAL CLIENT ASSETS (a)	$3,823	$3,798	$4,116	$4,295	$4,096	1	(7)	$3,823	$4,096	(7)

Assets under management rollforward
Beginning balance	$2,743	$2,960	$3,113	$2,996	$2,987			$3,113	$2,716
Net asset flows:
Liquidity	(36)	—	(52)	20	(11)			(88)	48
Fixed income	9	(1)	(3)	—	11			5	36
Equity	6	9	11	18	16			26	67
Multi-asset	(5)	(3)	6	6	3			(2)	11
Alternatives	2	1	5	10	3			8	16
Market/performance/other impacts	(103)	(223)	(120)	63	(13)			(446)	102
Ending balance	$2,616	$2,743	$2,960	$3,113	$2,996			$2,616	$2,996

Client assets rollforward
Beginning balance	$3,798	$4,116	$4,295	$4,096	$4,044			$4,295	$3,652
Net asset flows	(15)	(1)	(5)	109	75			(21)	280
Market/performance/other impacts	40	(317)	(174)	90	(23)			(451)	164
Ending balance	$3,823	$3,798	$4,116	$4,295	$4,096			$3,823	$4,096

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q22 Change					2022 Change
	3Q22		2Q22		1Q22	4Q21	3Q21	2Q22	3Q21	2022		2021	2021
INCOME STATEMENT
REVENUE
Principal transactions	$(76)		$17		$(161)	$26	$(103)	NM	26%	$(220)		$161	NM
Investment securities gains/(losses)	(959)		(153)		(394)	52	(256)	NM	(275)%	(1,506)		(397)	(279)%
All other income	(59)		(108)		210	58	117	45	NM	43		168	(74)
Noninterest revenue	(1,094)		(244)		(345)	136	(242)	(348)	(352)	(1,683)		(68)	NM
Net interest income	792		324		(536)	(681)	(1,054)	144	NM	580		(2,870)	NM
TOTAL NET REVENUE (a)	(302)		80		(881)	(545)	(1,296)	NM	77	(1,103)		(2,938)	62

Provision for credit losses	(21)		28		29	23	(7)	NM	(200)	36		58	(38)

NONINTEREST EXPENSE	305		206		184	251	160	48	91	695		1,551	(55)
Income/(loss) before income tax expense/(benefit)	(586)		(154)		(1,094)	(819)	(1,449)	(281)	60	(1,834)		(4,547)	60
Income tax expense/(benefit) (b)	(292)		20		(238)	(169)	(533)	NM	45	(510)		(1,484)	66
NET INCOME/(LOSS) (b)	$(294)		$(174)		$(856)	$(650)	$(916)	(69)	68	$(1,324)		$(3,063)	57

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(180)		82		(944)	(480)	(1,198)	NM	85	(1,042)		(2,984)	65
Other Corporate	(122)		(2)		63	(65)	(98)	NM	(24)	(61)		46	NM
TOTAL NET REVENUE	$(302)		$80		$(881)	$(545)	$(1,296)	NM	77	$(1,103)		$(2,938)	62

NET INCOME/(LOSS)
Treasury and CIO	(68)		88		(748)	(428)	(998)	NM	93	(728)		(2,629)	72
Other Corporate (b)	(226)		(262)		(108)	(222)	82	14	NM	(596)		(434)	(37)
TOTAL NET INCOME/(LOSS) (b)	$(294)		$(174)		$(856)	$(650)	$(916)	(69)	68	$(1,324)		$(3,063)	57

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,408,726		$1,459,528		$1,539,844	$1,518,100	$1,459,283	(3)	(3)	$1,408,726		$1,459,283	(3)
Loans	2,206		2,187		1,957	1,770	1,697	1	30	2,206		1,697	30
Deposits	14,449	(e)	13,191	(e)	1,434	396	546	10	NM	14,449	(e)	546	NM

Headcount	42,806		40,348		39,802	38,952	38,302	6	12	42,806		38,302	12

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(959)		$(153)		$(394)	$52	$(256)	NM	(275)	$(1,506)		$(397)	(279)
Available-for-sale securities (average)	209,008		252,121		304,314	290,590	223,747	(17)	(7)	254,798		312,298	(18)
Held-to-maturity securities (average) (c)	436,302		418,843		364,814	349,989	339,544	4	28	406,915		263,214	55
Investment securities portfolio (average)	$645,310		$670,964		$669,128	$640,579	$563,291	(4)	15	$661,713		$575,512	15
Available-for-sale securities (period-end)	186,441		220,213		310,909	306,352	249,484	(15)	(25)	186,441		249,484	(25)
Held-to-maturity securities, net of allowance for credit losses (period-end) (c)	430,106		441,649		366,585	363,707	343,542	(3)	25	430,106		343,542	25
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$616,547		$661,862		$677,494	$670,059	$593,026	(7)	4	$616,547		$593,026	4

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $59 million, $60 million, $58 million, $60 million and $64 million for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $177 million and $197 million for the nine months ended September 30, 2022 and 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)During 2022 and 2021, the Firm transferred $73.2 billion and $104.5 billion of investment securities, respectively, from AFS to HTM for capital management purposes.
(d)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, the allowance for credit losses on investment securities was $52 million, $47 million, $41 million, $42 million and $73 million, respectively.
(e)Predominantly relates to international consumer growth initiatives.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
								Sep 30, 2022
								Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,		Sep 30,		Jun 30,	Sep 30,
	2022	2022	2022	2021		2021		2022	2021
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$301,403	$302,631	$296,161	$295,556		$298,308		—%	1%
Loans held-for-sale and loans at fair value	12,393	14,581	16,328	27,750		29,856		(15)	(58)
Total consumer, excluding credit card loans	313,796	317,212	312,489	323,306		328,164		(1)	(4)

Credit card loans
Loans retained	170,462	165,494	152,283	154,296		143,166		3	19
Loans held-for-sale	—	—	—	—		—		—	—
Total credit card loans	170,462	165,494	152,283	154,296		143,166		3	19
Total consumer loans	484,258	482,706	464,772	477,602		471,330		—	3

Wholesale loans (b)
Loans retained	596,208	584,265	569,953	560,354		532,786		2	12
Loans held-for-sale and loans at fair value	32,167	37,184	38,560	39,758		40,499		(13)	(21)
Total wholesale loans	628,375	621,449	608,513	600,112		573,285		1	10

Total loans	1,112,633	1,104,155	1,073,285	1,077,714		1,044,615		1	7
Derivative receivables	92,534	81,317	73,636	57,081		67,908		14	36
Receivables from customers (c)	54,921	58,349	68,473	59,645		58,752		(6)	(7)
Total credit-related assets	1,260,088	1,243,821	1,215,394	1,194,440		1,171,275		1	8

Lending-related commitments
Consumer, excluding credit card	34,868	40,484	47,103	45,334		56,684		(14)	(38)
Credit card (d)	798,855	774,021	757,283	730,534		710,610		3	12
Wholesale	472,950	487,500	497,232	486,445	(g)	499,236	(g)	(3)	(5)
Total lending-related commitments	1,306,673	1,302,005	1,301,618	1,262,313		1,266,530		—	3

Total credit exposure	$2,566,761	$2,545,826	$2,517,012	$2,456,753		$2,437,805		1	5

Memo: Total by category
Consumer exposure (e)	$1,317,981	$1,297,211	$1,269,158	$1,253,470		$1,238,624		2	6
Wholesale exposure (f)	1,248,780	1,248,615	1,247,854	1,203,283		1,199,181		—	4
Total credit exposure	$2,566,761	$2,545,826	$2,517,012	$2,456,753		$2,437,805		1	5

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2022
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2022	2022	2022	2021	2021	2022	2021
NONPERFORMING ASSETS (a)(b)
Consumer nonaccrual loans
Loans retained	$3,917	$4,186	$4,485	$4,878	$4,911	(6)%	(20)%
Loans held-for-sale and loans at fair value	461	486	525	472	440	(5)	5
Total consumer nonaccrual loans	4,378	4,672	5,010	5,350	5,351	(6)	(18)

Wholesale nonaccrual loans
Loans retained	1,882	2,083	2,289	2,054	2,084	(10)	(10)
Loans held-for-sale and loans at fair value	414	407	459	391	808	2	(49)
Total wholesale nonaccrual loans	2,296	2,490	2,748	2,445	2,892	(8)	(21)

Total nonaccrual loans (c)	6,674	7,162	7,758	7,795	8,243	(7)	(19)

Derivative receivables	339	447	597	316	393	(24)	(14)
Assets acquired in loan satisfactions	230	236	250	235	246	(3)	(7)
Total nonperforming assets	7,243	7,845	8,605	8,346	8,882	(8)	(18)
Wholesale lending-related commitments (d)	470	397	767	764	641	18	(27)
Total nonperforming exposure	$7,713	$8,242	$9,372	$9,110	$9,523	(6)	(19)

NONACCRUAL LOAN-RELATED RATIOS (b)
Total nonaccrual loans to total loans	0.60%	0.65%	0.72%	0.72%	0.79%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.40	1.47	1.60	1.65	1.63
Total wholesale nonaccrual loans to total
wholesale loans	0.37	0.40	0.45	0.41	0.50

(a)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $362 million, $453 million, $598 million, $623 million and $644 million, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $9 million, $8 million, $6 million, $5 million and $5 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2021 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, nonperforming assets excluded PPP loans 90 or more days past due and insured by the SBA of $85 million, $119 million, $236 million, $633 million and $5 million respectively. These amounts have been excluded based upon the SBA guarantee.
(c)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(d)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$17,750	$17,192	$16,386	$18,150	$19,500	3%	(9)%	$16,386	$28,328	(42)%
Net charge-offs:
Gross charge-offs	1,104	1,036	976	968	940	7	17	3,116	3,596	(13)
Gross recoveries collected	(377)	(379)	(394)	(418)	(416)	1	9	(1,150)	(1,281)	10
Net charge-offs	727	657	582	550	524	11	39	1,966	2,315	(15)
Provision for loan losses	1,165	1,230	1,368	(1,214)	(819)	(5)	NM	3,763	(7,857)	NM
Other	(3)	(15)	20	—	(7)	80	57	2	(6)	NM
Ending balance	$18,185	$17,750	$17,192	$16,386	$18,150	2	—	$18,185	$18,150	—

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,222	$2,358	$2,261	$2,305	$2,998	(6)	(26)	$2,261	$2,409	(6)
Provision for lending-related commitments	328	(135)	96	(43)	(694)	NM	NM	289	(106)	NM
Other	1	(1)	1	(1)	1	NM	—	1	2	(50)
Ending balance	$2,551	$2,222	$2,358	$2,261	$2,305	15	11	$2,551	$2,305	11

ALLOWANCE FOR INVESTMENT SECURITIES	$61	$47	$41	$42	$73	30	(16)	$61	$73	(16)

Total allowance for credit losses (a)	$20,797	$20,019	$19,591	$18,689	$20,528	4	1	$20,797	$20,528	1

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.10%	0.04%	0.06%	0.04%	(0.01)%			0.07%	(0.01)%
Credit card retained loans	1.40	1.47	1.37	1.28	1.39			1.41	2.18
Total consumer retained loans	0.56	0.53	0.50	0.45	0.44			0.53	0.68
Wholesale retained loans	0.04	0.03	0.02	0.03	0.03			0.03	0.03
Total retained loans	0.27	0.25	0.24	0.22	0.21			0.25	0.32

Memo: Average retained loans
Consumer retained, excluding credit card loans	$301,347	$299,649	$295,460	$296,423	$298,019	1	1	$298,840	$299,620	—
Credit card retained loans	168,125	158,434	149,398	148,471	141,371	6	19	158,721	137,012	16
Total average retained consumer loans	469,472	458,083	444,858	444,894	439,390	2	7	457,561	436,632	5
Wholesale retained loans	590,490	577,850	559,395	541,183	528,979	2	12	576,025	521,628	10
Total average retained loans	$1,059,962	$1,035,933	$1,004,253	$986,077	$968,369	2	9	$1,033,586	$958,260	8

(a)At September 30, 2022 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $30 million.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2022
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2022	2022	2022	2021	2021	2022	2021
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(702)	$(676)	$(644)	$(665)	$(571)	(4)%	(23)%
Portfolio-based	2,521	2,605	2,538	2,430	2,445	(3)	3
Total consumer, excluding credit card	1,819	1,929	1,894	1,765	1,874	(6)	(3)
Credit card
Asset-specific (b)	218	227	262	313	383	(4)	(43)
Portfolio-based	10,182	10,173	9,988	9,937	11,267	—	(10)
Total credit card	10,400	10,400	10,250	10,250	11,650	—	(11)
Total consumer	12,219	12,329	12,144	12,015	13,524	(1)	(10)
Wholesale
Asset-specific (c)	450	332	485	263	357	36	26
Portfolio-based	5,516	5,089	4,563	4,108	4,269	8	29
Total wholesale	5,966	5,421	5,048	4,371	4,626	10	29
Total allowance for loan losses	18,185	17,750	17,192	16,386	18,150	2	—
Allowance for lending-related commitments	2,551	2,222	2,358	2,261	2,305	15	11
Allowance for investment securities	61	47	41	42	73	30	(16)
Total allowance for credit losses	$20,797	$20,019	$19,591	$18,689	$20,528	4	1

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.60%	0.64%	0.64%	0.60%	0.63%
Credit card allowance to total credit card retained loans	6.10	6.28	6.73	6.64	8.14
Wholesale allowance to total wholesale retained loans	1.00	0.93	0.89	0.78	0.87
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.08	0.99	0.95	0.84	0.93
Total allowance to total retained loans	1.70	1.69	1.69	1.62	1.86
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	46	46	42	36	38
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	134	117	102	89	93
Wholesale allowance to wholesale retained nonaccrual loans	317	260	221	213	222
Total allowance to total retained nonaccrual loans	314	283	254	236	259

(a)Includes collateral-dependent loans, including those considered troubled debt restructurings (“TDRs”) and those for which foreclosure is deemed probable, modified PCD loans, and non-collateral dependent loans that have been modified or are reasonably expected to be modified in a TDR.
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(e)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2021 Form 10-K.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change				2022 Change
(in millions, except rates)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021

Net interest income - reported	$17,518	$15,128	$13,872	$13,601	$13,080	16%	34%	$46,518	$38,710	20%
Fully taxable-equivalent adjustments	112	103	98	108	104	9	8	313	322	(3)
Net interest income - managed basis (a)	$17,630	$15,231	$13,970	$13,709	$13,184	16	34	$46,831	$39,032	20
Less: Markets net interest income	707	1,549	2,218	2,066	1,967	(54)	(64)	4,474	6,177	(28)
Net interest income excluding Markets (a)	$16,923	$13,682	$11,752	$11,643	$11,217	24	51	$42,357	$32,855	29

Average interest-earning assets	$3,344,949	$3,385,894	$3,401,951	$3,337,855	$3,219,786	(1)	4	$3,377,390	$3,174,858	6
Less: Average Markets interest-earning assets	952,488	957,304	963,845	908,093	894,892	(1)	6	957,837	881,547	9
Average interest-earning assets excluding Markets	$2,392,461	$2,428,590	$2,438,106	$2,429,762	$2,324,894	(1)	3	$2,419,553	$2,293,311	6

Net yield on average interest-earning assets - managed basis	2.09%	1.80%	1.67%	1.63%	1.62%			1.85%	1.64%
Net yield on average Markets interest-earning assets	0.29	0.65	0.93	0.90	0.87			0.62	0.94
Net yield on average interest-earning assets excluding Markets	2.81	2.26	1.95	1.90	1.91			2.34	1.92

Noninterest revenue - reported	$15,198	$15,587	$16,845	$15,656	$16,567	(2)	(8)	$47,630	$53,682	(11)
Fully taxable-equivalent adjustments	663	812	775	984	690	(18)	(4)	2,250	2,241	—
Noninterest revenue - managed basis	$15,861	$16,399	$17,620	$16,640	$17,257	(3)	(8)	$49,880	$55,923	(11)
Less: Markets noninterest revenue	6,064	6,241	6,535	3,222	4,302	(3)	41	18,840	15,929	18
Noninterest revenue excluding Markets	$9,797	$10,158	$11,085	$13,418	$12,955	(4)	(24)	$31,040	$39,994	(22)

Memo: Markets total net revenue	$6,771	$7,790	$8,753	$5,288	$6,269	(13)	8	$23,314	$22,106	5

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.